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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 5, 2005


                MERCHANTS AND MANUFACTURERS BANCORPORATION, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Wisconsin
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                 (State or other jurisdiction of incorporation)

       0-21292                                              39-1413328
------------------------                          -----------------------------
(Commission File Number)                          (I.R.S. Employer I.D. Number)

         5445 S Westridge Drive
            New Berlin, WI                                    53151
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(Address of Principal Executive Offices)                    (Zip Code)

                                  262-827-6700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

            (c)      Exhibits

                     99.1--Registrant's February 5, 2005 press release
                           announcing its 2004 fourth quarter earnings.


Item 2.02.  Results of Operations and Financial Condition

         On February 5, 2005, the Registrant issued a press release announcing its 2004 fourth quarter earnings. A copy of the press release is attached as
Exhibit 99.1 to this report. The attached Exhibit 99.1 is furnished pursuant to
Item 12 of Form 8-K.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Merchants and Manufacturers Bancorporation, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MERCHANTS AND MANUFACTURERS
                                      BANCORPORATION, INC.

Date: February 5, 2005
                                      BY /s/ James C. Mroczkowski
                                         James C. Mroczkowski, Executive Vice
                                         President and Chief Financial Officer


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